Exhibit 10.1

Farmland Partners Inc.

RLOC 2022

Loan No: 202721

LOAN AGREEMENT

This agreement is dated as of October 13, 2022, and is between FPI ILLINOIS I LLC, a Delaware limited liability company (“Illinois”), and PH FARMS LLC, an Illinois limited liability company (“Farms”, and Illinois and Farms, individually and collectively, “Borrower”) and BRIGHTHOUSE LIFE INSURANCE COMPANY, a Delaware corporation (“Lender”).

Article 1 – DEFINITIONS AND GENERAL CONSTRUCTION

Except as otherwise expressly provided herein, capitalized terms used in this agreement and its schedules and exhibits will have the respective meanings assigned to such terms in Appendix A to this agreement. Except as otherwise defined in this agreement, or unless the context otherwise requires, each term that is used in this agreement which is defined in Article 9 of the UCC is used as defined in Article 9 of the UCC. Unless expressly stated therein or the context otherwise requires, the Loan Documents will be interpreted in accordance with the Drafting Conventions.

Article 2 – THE LOAN

2.01	The Loan.

(a)           Lender shall extend credit from time to time during the period from the Closing Date to the Maturity Date (such period, including extensions, if any, but subject to early termination pursuant to Section 7.03, the “Loan Availability Period”) by making disbursements to Borrower under a line of credit (the “Loan”) on a revolving basis.

(b)           Subject to Section 2.01(i)(2) and Section 2.05, the aggregate unpaid principal balance of the Loan must not exceed $75,000,000.00 (the “Loan Commitment”).

(c)           The Loan is a revolving line of credit; and during the Loan Availability Period, subject to the terms and conditions of this agreement, Borrower may make Prepayments of the principal amounts of the Loan and re-borrow them.

(d)           Disbursements under the Loan (”Loan Disbursements”) will be evidenced by this agreement and the Promissory Note from Borrower to Lender dated as of the date of this agreement (the “Note”).

(e)           Each Loan Disbursement will be issued upon Borrower’s delivery of a request from Borrower (a “Loan Disbursement Request”) which is (1) substantially in the form of Exhibit A, attached; (2) accompanied by instructions for disbursing the funds by wire transfer; (3) signed in the name of Borrower by a Designated Person; (4) sent to Lender by email or in such other form as is reasonably acceptable to and directed by Lender; and (5) at Lender’s option, received by Lender before 12:00 noon (Overland Park, Kansas time) not less than two Business Days prior to the date such Loan Disbursement is requested. Borrower agrees Lender may rely on any such email notice given by any Person the Lender in good faith believes is a Designated Representative.

(f)            Borrower may request no more than one Loan Disbursements per month, provided that Borrower may request two Loan Disbursements per month if both are in an amount not less than $1,000,000.00.

(g)           Each Loan Disbursement shall be in integral multiples of $100,000.00 and not less than $100,000.00.

(h)           Lender’s obligation to make each Loan Disbursement is subject to the following statements being true and correct as of the Funding Date:

(1)	there exists no Event of Default or event or circumstance which, with the giving of notice or passage of time would constitute an Event of Default;

(2)	Lender has determined, in its sole discretion that the Loan Disbursement, will not cause the principal balance of the Loan to exceed the Loan Commitment or cause Borrower’s Loan to Value Ratio to exceed 60%;

(3)	the representations and warranties in the Loan Documents and the Environmental Indemnity Agreement are true and correct in all material respects, as though made on that date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, they shall be true and correct in all material respects as of such earlier date; except, in each case, as otherwise approved by Lender;

(4)	there has been no adverse change in the financial condition of Borrower or in the condition of the Collateral or any material portion thereof since the effective date of this agreement that has resulted in or could reasonably be expected to result in a Material Adverse Effect; and

(5)	all of the conditions to the requested Loan Disbursement specified elsewhere in this agreement, if any, have been satisfied.

Each Loan Disbursement Request will constitute a representation and warranty by Borrower to Lender that the representations and warranties in this Section 2.01(i) are true and correct in all material respects, as though made on that date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, they shall be true and correct in all material respects as of such earlier date, except, in each case, as may otherwise be disclosed on a Loan Disbursement Request; and that the requested Loan Disbursement will be used only for agricultural, commercial, or business purposes (which, for the avoidance of doubt, may include the acquisition of real estate), and will not be used for personal, family or household purposes, to purchase or carry “margin stock” (as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System), or to invest in other persons for the purpose of carrying any such “margin stock” or to reduce or retire any indebtedness incurred for that purpose.

(i)           Lender will not be in breach of its obligations to make Loan Disbursements under this agreement, to the extent that its performance is prevented or delayed by fire, earthquake or another material circumstance outside Lender’s reasonable control acting as a reasonable and prudent Person (“force majeure”); it being understood that Lender shall use reasonable efforts which are consistent with accepted practices in the banking and insurance industry to resume performance as soon as practicable. If Lender claims to be relieved of its obligations under this agreement on grounds that an act, event or circumstance constitutes force majeure, it shall promptly notify Borrower of such act, event or circumstance.

(j)           Each Loan Disbursement Request will be irrevocable, except in the case where Lender determines that the requested Loan Disbursement would cause the unpaid principal balance of the Loan to exceed the Loan Commitment, in which case Borrower may either (1) reduce the amount of the Loan Disbursement Request to an amount which will not cause the unpaid principal balance of the Loan to exceed the Loan Commitment or (2) withdraw the Loan Disbursement Request in its entirety.

2.02	Interest.

(a)          The unpaid principal balance of the Loan will bear interest from the respective Funding Date at the rate of 5.82% per annum (the “Initial Floating Rate”) fixed to January 1, 2023.

(b)          On January 1, 2023, and on the first day of each April, July, October and January thereafter (each such date, a “Floating Rate Adjustment Date”), the rate of interest on the unpaid principal balance of the Loan will be Adjusted to that rate per annum equal to the greater of (1) the sum of (A) the Applicable Index (defined in Section 2.02(c)(1)) plus (B) the Floating Rate Spread (defined in Section 2.02(c)(3)), and (2) the Floating Rate Floor (defined in Section 2.02(c)(4))(a ”Floating Rate Adjustment” and the Initial Floating Rate, as Adjusted, the “Adjusted Floating Rate”). Beginning on each Floating Rate Adjustment Date and continuing until the next Floating Rate Adjustment Date or the Maturity Date, whichever is earlier, the unpaid principal balance of the Loan will bear interest at the then applicable Adjusted Floating Rate.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

2

(c)          For purposes of this agreement:

(1)	“Applicable Index” initially means the SOFR Index, provided that if a replacement of the Applicable Index has occurred as provided in Section 2.11, then the Applicable Index means the Successor Index (defined in Section 2.11);

(2)	“SOFR Index” means for any Floating Rate Adjustment Date, the United States Three (3) Month Term Secured Overnight Financing Rate (rounded upwards to the nearest one one-hundredth (1/100th) of one percent) for the date five (5) US Government Securities Business Days prior to such Floating Rate Adjustment Date (the “Rate Determination Date”), appearing on the appropriate Bloomberg Financial Markets Services Screen (the “Service”), as SR3M, effective at 6:00 a.m. (New York time) (provided, that if such rate does not so appear at approximately 6:00 a.m. New York time on such date, the Rate Determination Date shall be the first preceding US Government Securities Business Day on which such rate appears) on such Rate Determination Date (or on any successor or substitute page of the Service, or any successor to or substitute for the Service providing rate quotations comparable to those currently provided on such page of the Service, selected by Lender from time to time for purposes of reporting the United States Three (3) Month Term Secured Overnight Financing Rate published by the CME Group Benchmark Administration Limited (or a successor administrator of the term secured overnight financing rate);

(3)	Subject to Section 2.11, “Floating Rate Spread” means 2.10% per annum; provided that on October 1, 2025, Lender may change the Floating Rate Spread to that rate per annum determined by Lender, in its sole discretion;

(4)	Subject to Section 2.11, “Floating Rate Floor” means 3.25% per annum; and

(5)	“US Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US government securities.

2.03	Scheduled Repayment.

(a)          Accrued interest on the Loan shall be paid on January 1, 2023 and on the 1st day of each April, July, October and January thereafter to the Maturity Date (each such date, a “Regular Payment Date”).

(b)          The unpaid principal balance of the Loan, accrued interest thereon, and any other outstanding Obligations, shall be paid on October 1, 2027 (the “Maturity Date”).

2.04         Prepayments. The Loan may be Prepaid in whole in part without prepayment premium or penalty; provided that:

(1)	at the option of Lender, Prepayments must be accompanied by all unpaid accrued interest on the Prepayment, and all other amounts then due under this agreement; and

(2)	each Prepayment shall, to the extent permitted by Applicable Law, be applied to the unpaid principal amount of the Loan in the order determined by Lender.

2.05         Reduction of Revolving Line Commitment. Borrower may, upon notice to Lender, permanently reduce the Loan Commitment; provided that any such partial reduction shall be in an aggregate amount of $5,000,000.00 or any whole multiple of $1,000,000.00 in excess thereof. Once reduced in accordance with this Section 2.05, the Loan Commitment may not be increased except pursuant to a written agreement by Lender.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

3

2.06          Unused Commitment Fee. On each Regular Payment Date and the Maturity Date, in addition to all interest and other charges specified herein, Borrowers shall pay Lender a quarterly fee (the “Unused Commitment Fee”) equal to the then applicable Unused Commitment Fee Rate per annum multiplied by the difference between (A) the daily average aggregate unpaid principal balance of the Loan during the previous 3-month period (the “Average Balance”) and (B) the daily average Loan Commitment during such 3 month period. The Unused Commitment Fee due on the initial Regular Payment Date shall be pro-rated based on the initial Funding Date. The “Unused Commitment Fee Rate” means, if the Average Balance is less than fifty percent (50%) of the Loan Commitment, twenty basis points (0.20%), and if the Average Balance is equal to or greater than fifty percent (50%) of the Loan Commitment, ten basis points (0.10%).

2.07          Default Rate. If there is an Event of Default, then subject to the provisions of Section 2.09, the principal balance of the Loan and to the extent permitted by Applicable Law, all other Obligations, will at the option of Lender, from the date of the Event of Default, bear interest at that rate which is the lesser of (a) 12.00% per annum, or (b) 5.00% per annum over the applicable Contract Rate, and if no Contract Rate is applicable, 12.00% per annum (the “Default Rate”). Interest payable at the Default Rate shall be paid from time to time on demand, or if not sooner demanded, on the first day of each month. The provisions of this section may result in compounding of interest. The imposition and receipt of a Default Rate will not waive Lender’s other rights with respect to an Event of Default.

2.08          Prohibited Transfer Rate. If there is a Prohibited Transfer, Lender may, at Lender’s option, without limitation to any other rights or remedies available to Lender upon an Event of Default, deem that the principal balance of the Loan and, to the extent permitted by Applicable Law, all other Obligations, will bear interest at the Contract Rate plus 2.00% per annum (the “Prohibited Transfer Rate”), retroactive to the date of the Prohibited Transfer (without regard to the date that the Prohibited Transfer is discovered by Lender) to the Maturity Date, and Borrower shall pay to Lender, upon demand, the difference between the amount of interest calculated at the Contract Rate in effect at the time of the Prohibited Transfer and the amount of interest calculated at the Prohibited Transfer Rate from the date of the Prohibited Transfer to the date payment is received by Lender. Lender’s rights under this Section 2.08 are an option available to Lender. Lender may at any time after a Prohibited Transfer, and notwithstanding Lender’s prior election that all Obligations will bear interest at the Prohibited Transfer Rate, elect to declare the Prohibited Transfer an Event of Default and all Obligations will, after declaration of an Event of Default bear interest at the Default Rate.

2.09          Maximum Rate. Notwithstanding any provision of this agreement to the contrary: (1) no interest will be due on any amount due under this agreement if, under Applicable Law, Lender is not permitted to charge interest on that amount; and (2) in all other cases interest due under this agreement will be calculated at a rate not to exceed the Maximum Rate. If Borrower is requested by Lender to pay interest on any amount due under this agreement at a rate greater than the Maximum Rate, the amount of interest due on that amount will be deemed the Maximum Rate and all payments in excess of the Maximum Rate will be deemed to have been Prepayments without prepayment fee or penalty, and not interest. All amounts other than interest which are charged, reserved, paid or agreed to be paid to Lender for the use, forbearance, or detention of Borrower’s indebtedness to Lender under this agreement will, to the extent permitted by Applicable Law, be amortized over the full stated term of the indebtedness, so that the rate of interest on account of that indebtedness does not exceed the Maximum Rate for so long as the indebtedness is outstanding.

2.10          Computation of Interest. All computations of accrued interest on the Loan will be made on the basis of a 360 day year based on the actual number of days (Actual/360).

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

4

2.11          SOFR Index Unavailability. During any period of time that Lender determines that the SOFR Index becomes unavailable or unreliable, either temporarily, indefinitely or permanently, Lender may, in its sole discretion, designate a successor to the SOFR Index (a “Successor Index”); provided that Lender shall promptly notify Borrower thereof. In connection with any Successor Index Lender may also change and adjust the Floating Rate Spread and/or the Floating Rate Floor to accompany the Successor Index; provided that Lender shall promptly notify Borrower thereof and, promptly following any request by Borrower, shall discuss with Borrower Lender’s methodology in connection with any such change or adjustment. Any change to the Floating Rate Spread and/or Floating Rate Floor may be a positive or negative value, or zero. Any Successor Index or change to the Floating Rate Spread and/or the Floating Rate Floor will become effective and bind Borrower without any action or consent of Borrower. In connection with the selection and implementation of any Successor Index, Lender may make any technical, administrative or operational changes that Lender decides may be appropriate to reflect the adoption and implementation of the Successor Index and to permit the administration thereof by Lender; provided that Lender shall promptly notify Borrower thereof. Lender does not warrant or accept any responsibility for the administration or submission of, or any other matter related to the SOFR Index or with respect to any alternative or successor Index thereto, or replacement Index thereof, including without limitation whether any such alternative, successor or replacement index will have the same value as, or be economically equivalent to, the SOFR Index. Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

2.12          Method and Application of Payments. All payments of principal, interest, and other amounts to be made under the Loan Documents shall be made to Lender in U.S. dollars and in immediately available funds, without set-off, deduction, or counterclaim, not later than 2:00 PM, Chicago, Illinois time, on the dates on which those payments will become due (any of those payments made after such time on the due date will be deemed to have been made on the next succeeding Business Day). To the extent permitted by Applicable Law, all payments received by Lender from the sale or other liquidation of the Collateral will be applied to the Obligations in any order determined by Lender. At the option of Lender, the early or late date of making a regularly scheduled payment will be disregarded for purposes of allocating the payment between principal and interest. For this purpose, the payment will be treated as though made on the date due. In any legal action or proceeding, the entries made by Lender in accordance with its usual practice and evidencing the Obligations, will be prima facie evidence of the existence and amounts of those Obligations.

2.13          Payments on a Non-Business Day. Whenever any payment under any Loan Document is stated to be due on a day that is not a Business Day, that payment may be made on the next succeeding Business Day, and that extension of time will in that case be included in the computation of the payment of interest and fees, as the case may be.

Article 3 - COLLATERAL

3.01          Collateral. The payment and performance of the Obligations are secured by all Liens in favor of Lender created under (1) the Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing from Borrower, as grantor, to Lender to be recorded in the official real estate records of Edgar County, Illinois (the “Edgar Security Instrument”); (2) the Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing from Borrower, as grantor, to Lender to be recorded in the official real estate records of Mercer County, Illinois (the “Mercer Security Instrument”, and the Edgar Security Instrument and the Mercer Security Instrument, individually and collectively, the “Security Instrument”; and the parcels and tracts of “Land” as that term is defined in the Security Instrument, and located in Edgar and Mercer Counties, Illinois, individually and collectively, the “Mortgaged Land”); and (3) any other written instrument or agreement stating expressly that it secures the Obligations (together with the Security Instrument, the “Collateral Documents”).

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

5

3.02          Inspections. Subject to the rights of tenants known to Lender, if any, Borrower shall permit Lender or any of its agents or representatives to at any reasonable time and from time to time, following reasonable prior notification by Lender. (1) inspect all or any portion of the Collateral to confirm compliance with the terms and conditions of the Loan Documents or for purposes of any appraisal of the Collateral required by Lender; (2) conduct tests on any part of the Collateral required by Lender, which may include taking and removing soil or groundwater samples; and (3) examine and make copies of and abstracts from the records and books of Borrower. Lender may discuss the affairs, finances, and accounts of Borrower with officers, directors, partners, or managers of Borrower, as applicable; Borrower’s independent accountants; and any other Person dealing with Borrower. Notwithstanding the foregoing terms of this Section 3.02, with respect to any Borrower financial reporting required under SEC rules applicable to Borrower, such reporting and the records and books of Borrower related thereto will not be made available as otherwise required hereunder prior to the time required by such SEC rules.

3.03          Releases and/or Substitution of Collateral.

(a)            Borrower may, from time to time whenever the Loan to Value Ratio (defined in Section 6.01) is not greater than 50%, request the release of one or more portions of the Mortgaged Land from the lien of the Security Instrument (a “Partial Release”).

(b)            Borrower may also, from time to time, request that Lender accept additional property owned by Borrower or an Affiliate of Borrower satisfactory to Lender (“Substitute Collateral”) as substitute Collateral for the Loan in exchange for the release of all or a portion of the Mortgaged Land and other Property then encumbered by the Security Instrument from the lien created by the Security Instrument (a “Collateral Substitution”; and any Partial Release and any Collateral Substitution are individually and collectively, a “Collateral Change”).

(c)            Substitute Collateral must be comprised of agricultural real estate located in Illinois or another state approved by Lender.

(d)            All Collateral Changes are subject to Section 3.03(e) and the following conditions precedent:

(1)	Lender has received all surveys, evidence of tax parcel separation, updated appraisals, plats, environmental questionnaires, and all other due diligence documentation (collectively, “Supporting Data”) required by Lender;

(2)	Lender’ satisfactory completion of its review of the Supporting Data and other due diligence with respect to the Additional Mortgaged Land (defined in Section 3.03(d)(3));

(3)	the parcels of Mortgaged Land to be released from the lien of the Security Instrument (the “Released Mortgaged Land”), all remaining parcels of the Mortgaged Land not comprising Released Mortgaged Land (the “Remaining Mortgaged Land”), and all parcels of land to be encumbered by the Security Instrument thereby becoming a part of the Mortgaged Land (the “Additional Mortgaged Land”) must be recognized by all Governmental Authorities with jurisdiction over them as legally saleable parcels and otherwise comply with Applicable Law;

(4)	the Partial Release must not adversely affect the Remaining Mortgaged Land and associated Property’s Market Value, sources and amount of water available, legal and physical access, drainage, marketability or other characteristics of the Remaining Mortgaged Land and associated Property deemed by Lender to be material;

(5)	the Remaining Mortgaged Land and any Additional Mortgaged Land must (A) have legal and physical access to a public road; (B) be fully operational without the Released Mortgaged Land; (C) not rely upon the Released Mortgaged Land as a source of water or utility service, and must not otherwise be required for the use of the Released Mortgaged Land for its current uses; (D) remain in full compliance with all Applicable Laws, including, without limitation, laws relating to subdivision of real estate and any applicable health, safety, environmental, zoning and building codes or regulations; (E) must constitute a separate tax parcel or parcels (or a separate tax parcel must be created as part of the Collateral Change) and (F) not be impaired by the release of the Released Mortgaged Land where such impairment is reasonably likely to have a Material Adverse Effect thereon as security for the Loan, as determined by Lender;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

6

(6)	Lender has received evidence of leases under which the Additional Mortgaged Land is leased to third parties under lease agreements reasonably acceptable to Lender (the “Additional Mortgaged Land Leases”);

(7)	except as otherwise approved by Lender, Lender has received evidence reasonably satisfactory to Lender, that all Additional Mortgaged Land Leases with a term ending more than one year after the date of the recording of the Additional Mortgaged Land Security Instrument, will be subordinate to the mortgage lien created under the Additional Mortgaged Land Security Instrument;

(8)	Lender has received evidence reasonably satisfactory to Lender, that all policies of insurance required under the Loan Documents with respect to the Additional Mortgaged Land are in full force and effect and all premiums for those policies have been paid through the date required by Lender;

(9)	Borrower must execute and deliver any amendments and modifications to the Loan Documents and/or new mortgages or deeds of trust (individually and collectively, “Additional Mortgaged Land Security Instruments”) covering the Remaining Mortgaged Land and any Additional Mortgaged Land required by Lender for purposes of the Collateral Change, in form and substance satisfactory to Lender, including in the case of Additional Mortgaged Land owned by an Affiliate of Borrower, an assumption agreement whereby such Affiliate assumes joint and several liability for the Obligations;

(10)	Lender has received all information necessary to complete all Patriot Act due diligence, if any required of Lender;

(11)	Lender has received a fully completed executed form of Lender’s standard Environmental Questionnaire; and based on such questionnaire and any other information available to Lender, the Additional Mortgaged Land meets all current environmental standards and qualifications of Lender;

(12)	without limitation of the foregoing, Borrower must execute and deliver to Lender an unsecured indemnity agreement with respect to any Additional Mortgaged Land, in form and substance substantially similar to the Environmental Indemnity Agreement;

(13)	Lender must receive endorsements to Lender’s Title Policy on the Remaining Mortgaged Land, and/or a new Lender’s policy of title insurance and endorsements (including, if applicable an ALTA Form 12-06 Aggregation Endorsements for each Lender’s Title Policy), each in form and substance satisfactory to Lender, insuring that following the Collateral Change, the Security Instrument will constitute a first lien on the Remaining Mortgaged Land and any Additional Mortgaged Land, subject only to those exceptions to title approved by Lender;

(14)	Lender has received an opinion of Borrower’s counsel as to the Borrower’s existence, due authorization and execution of the Additional Mortgaged Land Security Instrument and all other instruments and agreements delivered by Borrower and Guarantor in connection with the Additional Mortgaged Land, and the enforceability of the Additional Mortgaged Land Security Instrument and such other instruments and agreements in accordance with their terms, subject however to customary and reasonable assumptions, conditions and qualifications;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

7

(15)	Borrower must make any prepayment of the unpaid principal balance of the Loan in an amount determined by Lender (a “Required Collateral Change Prepayment”); and

(16)	any Additional Mortgaged Land must be otherwise satisfactory to Lender, in its sole discretion.

(e)            All Collateral Changes are subject to satisfaction of all of the following conditions precedent:

(1)	there exists no Event of Default which is continuing or event or circumstance which, with the giving of notice or passage of time would constitute an Event of Default;

(2)	no sooner than 45 days prior to the effective date of the Collateral Change, Lender has received from Borrower a request for the Collateral Change;

(3)	since the Funding Date of the Loan, there has been no material adverse change in the Market Value of the Remaining Mortgaged Land;

(4)	since the Funding Date of the Loan, there has been no material adverse change in any Borrower’s or Guarantor’s legal status or financial condition;

(5)	Borrower shall make a Prepayment in an amount determined by Lender, if any, which must be accompanied by any Prepayment Premium required under the provisions of Section 2.04;

(6)	the Loan to Value Ratio after giving pro forma effect to the Collateral Change (including any required Prepayment), is not greater than 50%;

(7)	Borrower must pay or reimburse Lender for all of Lender’s Expenses related to the Collateral Change, including without limitation, any title insurance and recording costs and appraisal fees;

(8)	Borrower shall pay Lender a service charge in an amount determined by Lender for processing the Collateral Change Request; and

(9)	the Collateral Change must receive Lender’s final approval, in its sole discretion.

(f)             Lender will advise Borrower of the cost of fee appraisal if required in connection with Collateral Substitution.

(g)            Borrower may request a 1031 exchange, and in connection with such exchange, Lender may require Borrower to post a letter of credit as additional collateral during the exchange period, not to exceed 270 days. If required, the letter of credit shall be in such amount and in such form as is satisfactory to Lender, at the time of request.

Article 4 - GUARANTY

The Obligations are guaranteed by FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“FP OP”) and FARMLAND PARTNERS INC., a Maryland corporation (“FP Inc.”; and FP OP and FP Inc. are individually and collectively, “Guarantor”) under the terms and conditions of their respective Guaranty dated as of the date of this agreement (the guaranties from FP OP and FP Inc. are individually and collectively, the “Guaranty”).

Article 5– BORROWER REPRESENTATIONS

5.01            Representations. Borrower represents and warrants to Lender that:

(1)	Borrower is in compliance in all material respects with all Applicable Laws concerning its organization, existence and the transaction of its business, and is in existence and good standing in its state of organization and each state in which it conducts its business, except where the failure to so be in good standing in any such state would not, in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Real Estate Collateral or other real or personal property of such Borrower;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

8

(2)	the execution, delivery and performance by Borrower of each Loan Document to which it is a Party, is within the power and authority of Borrower and has been duly authorized by Borrower and its constituent entities;

(3)	to Borrower’s knowledge, the Loan Documents do not conflict with any Applicable Law;

(4)	each Loan Document to which Borrower is a Party is a legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, and any instrument or agreement required thereunder, when executed and delivered to Lender by Borrower, will be similarly legal, valid, binding and enforceable against Borrower; subject, in each case, to (i) applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally, and (ii) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law;

(5)	to Borrower’s knowledge, all financial statements and other reports, documents, instruments, information and forms of evidence concerning Borrower, Guarantor, the Collateral, or any other fact or circumstance (the “Financial Information”), delivered by or on behalf of Borrower or Guarantor to Lender in writing in connection with this agreement, are accurate, correct and sufficiently complete in all material respects to provide Lender knowledge of their subject matter that is true and accurate in all material respects, including, without limitation, all material contingent liabilities;

(6)	to Borrower’s knowledge, there has been no Material Adverse Effect as to Borrower since the effective date of the most recent Financial Information provided to Lender;

(7)	to Borrower’s knowledge, Borrower is not the subject of any Judgment; and there is no lawsuit, tax claim or other dispute pending or to Borrower’s knowledge threatened against Borrower or the Collateral that, if determined adverse to Borrower, is reasonably likely to have a Material Adverse Effect with respect to the real or personal property of Borrower;

(8)	the Loan Documents do not conflict with, nor is Borrower in default under any agreement or arrangement in effect providing for or relating to extensions of credit in respect of which Borrower is in any manner directly or contingently obligated;

(9)	Borrower has filed all tax returns (federal, state, and local) required to be filed by Borrower and has paid all taxes, assessments, and governmental charges and levies thereon, including interest and penalties, in each case that are due and payable, except for any such amounts that are being contested in good faith by appropriate proceedings and for which Adequate Reserves have been set aside for the payment thereof;

(10)	to Borrower’s knowledge, Borrower is in material compliance with all Environmental Laws and in compliance with all other Applicable Laws, and there is no claim, action, proceeding or investigation pending or to Borrower’s knowledge threatened against Borrower with respect to a violation of Applicable Law by Borrower;

(11)	to Borrower’s knowledge, no partner of Borrower, if Borrower is a partnership; no member of Borrower, if Borrower is a limited liability company; or no stockholder of Borrower, if Borrower is a corporation (other than a corporation listed on a recognized, national stock exchange), is an officer or director of Lender or is a relative of an officer or director of Lender within the following categories: a son, daughter, or descendant of either; a stepson, stepdaughter, stepfather, stepmother; father, mother, or ancestor of either; or a spouse. It is expressly understood that for the purpose of determining any of the foregoing relationships, a legally adopted child of a person is considered a child of such person by blood;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

9

(12)	(A) Borrower is acting on its own behalf and is not an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to individually and collectively as a “Plan”); (B) Borrower’s assets do not constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; and (C) Borrower will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets”;

(13)	Borrower, any partner, member or stockholder of Borrower, or any direct or indirect owner of any interest in Borrower (not including stockholders in a corporation listed on a recognized, national stock exchange) is not and shall not become a “foreign person” under the International Investment and Trade in Services Survey Act, the Agricultural Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, the amendments of such Acts or regulations promulgated pursuant to such Acts; and

(14)	to Borrower’s knowledge, there is no Event of Default or event which, with notice or lapse of time would be an Event of Default.

5.02          Information Accurate and Complete. Unless Borrower expressly states otherwise in writing at the time of the submission, Borrower’s submission to Lender in writing of any report, record or other information pertaining to the condition or operations, financial or otherwise, of Borrower, from time to time, whether or not required under this agreement, will be deemed accompanied by a representation by Borrower that, to Borrower’s knowledge, the written report, record or information is complete and accurate in all material respects as of the date of submission or such other date indicated therein, as to the condition or operations of Borrower (and, if applicable, Borrower’s Subsidiaries, Affiliates, partners, shareholders, members, or other principals) purported to be covered thereby, including, without limitation, all material contingent liabilities.

Article 6 – BORROWER COVENANTS

Until such time as all Obligations have been paid in full:

6.01          Loan To Value.

(a)            Borrower shall maintain a Loan to Value Ratio no greater than 60%, measured as of June 29, 2023, and June 29 of each year thereafter to the Maturity Date (this requirement, the “Loan to Value Covenant”).

(b)            Lender shall promptly notify Borrower of any violation of the Loan to Value Covenant, along with a table of Market Values of the various parcels of Mortgaged Land utilized by Lender for purposes of calculating the Loan to Value Ratio.

(c)            Following Borrower’s receipt of any notice from Lender of a violation of the Loan to Value Covenant, Borrower shall, at its option, (i) within 90 days of such receipt make a Prepayment which, if made prior to the date of measurement of the Loan to Value Ratio, would have caused Borrower to be in compliance with the Loan to Value Covenant; or (ii) within ten days of such receipt deliver notice to Lender that Borrower elects to have Lender, at Borrower’s expense, obtain a new Conforming Appraisal of all or a portion of Mortgaged Land (a “Reappraisal Notice”); or (iii) within ten days of such receipt deliver notice to Lender that Borrower will grant Lender a first lien and security interest in Additional Mortgaged Land with a Market Value sufficient to cause Borrower to be in compliance with Section 6.01(a) (an ”Additional Mortgaged Land Notice”).

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

10

(d)         If Borrower delivers a Reappraisal Notice, Lender shall, within 90 days after the date of the Reappraisal Notice, and at Borrower’s expense obtain a new Conforming Appraisal of the Mortgaged Land (or that portion thereof specified by Borrower in the Reappraisal Notice). Promptly following receipt of such new Conforming Appraisal, Lender shall recalculate the Loan to Value Ratio using the Market Value stated therein (and, if the new Conforming Appraisal does not include all of the Mortgaged Land, previously performed Conforming Appraisals of any such excluded Mortgaged Land), and notify Borrower of the results. If such recalculated Loan to Value Ratio is sufficient to comply with the Loan to Value Covenant, no further action by Borrower is required with respect to the Loan to Value Covenant for the applicable period. However, if such recalculated Loan to Value Ratio is insufficient for such purpose, Borrower shall, within ten Business Days after receipt of notice from Lender of such insufficiency, either (i) make a Prepayment which, if made prior to the date of measurement of such recalculated Loan to Value Ratio, would have caused Borrower to be in compliance with the Loan to Value Covenant; or (ii) deliver an Additional Mortgaged Land Notice.

(e)         If Borrower delivers an Additional Mortgaged Land Notice, Lender’s acceptance of the Additional Mortgaged Land as Collateral for the Loan is subject to the following:

(1)	satisfaction of the requirements of Section 3.03(d) applicable to Additional Mortgaged Land (other than Section 3.03(d)(15)), no later than 45 days after the date of the Additional Mortgaged Land Notice;

(2)	payment or reimbursement of Lender for all of Lender’s Expenses related to the acceptance of the Additional Mortgaged Land, including without limitation, any title insurance and recording costs and appraisal fees; and

(3)	such other conditions as may be reasonably required by Lender.

(f)            If and when all of the Additional Mortgaged Land Conditions are satisfied, no further action by Borrower is required with respect to the Loan to Value Covenant for the applicable period.

(g)            Simultaneously with Borrower’s delivery of each and every Reappraisal Notice or Additional Mortgaged Land Notice, Borrower shall pay Lender a non-refundable review fee equal to the greater of (i) 0.15% of the additional Mortgaged Land Market Value required to cause Borrower to be in compliance with the Loan to Value Covenant, or (ii) $5,000.

(h)            Prepayments made under this Section 6.01 will not be subject to the requirements of Section 2.04 regarding payment of a Prepayment Premium.

6.02         Books and Records. Subject to the provisions of this Section 6.02 below, Borrower shall maintain and cause each of its Subsidiaries to maintain proper books of record and account including full, true, and correct entries of all dealings and transactions relating to its and their business and activities, in all material respects in conformity with generally accepted accounting principles (“GAAP”). Notwithstanding anything in this Section 6.02 to the contrary, no Borrower or Subsidiary of Borrower which is a “disregarded entity” for Federal income tax purposes will be required to maintain separate books of record and account.

6.03         Reporting Requirements. Borrower shall:

(1)	promptly (and no later than 30 days) after requested by Lender, furnish or cause to be furnished to Lender a balance sheet, income statement, and statement of cash flows with respect to Borrower;

(2)	(A) within 5 Business Days after the filing of FPI’s quarterly Form 10-Q, or any other report required under U.S. Securities and Exchange Commission (the “SEC”) rules applicable to Borrower or either Guarantor, provide a written summary regarding any lawsuits, tax claims or other disputes filed or threatened against FPI or any of its Affiliates (collectively, “Litigation Matters”) and described in such report, in no less detail than that included therein, (B) within 10 Business Days after the end of each fiscal quarter of Borrower, provide a written summary of any other Litigation Matters in an amount greater than $1,000,000.00 in existence as of the end of such fiscal quarter, and (C) within 10 Business Days after the end of each fiscal quarter of Borrower, provide copies of publicly-filed dispositive motions and judgments related to Litigation Matters described in the preceding clauses (A) and (B);

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

11

(3)	in addition to and not in limitation of the foregoing, endeavor to provide Lender prompt written notice (which may include notice by electronic mail) of any written adversarial demands or claims of third parties against Borrower, Guarantor, or any of their Affiliates (without regard to any threshold amount) received by Borrower, Guarantor or any such Affiliate which on their face (and without any obligation of further inquiry) appear to Borrower to have been delivered directly to Lender; and

(4)	promptly (and no later than 30 days) after requested by Lender, furnish or cause to be furnished to Lender all other books, records, financial statements, tax returns, lists of property and accounts, rent rolls, budgets, forecasts, reports, and other information pertaining to the condition or operations of Borrower.

If requested by Lender, any report, record, statements, lists, reports and other information required under this Section 6.03 must be certified to Lender by an Authorized Representative of Borrower as being true, accurate and complete in all material respects.

Notwithstanding the foregoing terms of this Section 6.03, with respect to any Borrower financial reporting required under SEC rules or US Treasury rules applicable to Borrower, such reporting will not be required to be delivered prior to the time required by such SEC rules or US Treasury rules.

6.04          Notice to Lender. Borrower shall notify Lender of the occurrence of any of the following, promptly, but in any event no later than five days after such occurrence: (a) any change in Borrower’s name, legal structure, place of business, or chief executive office; (b) obtaining knowledge of the failure by Borrower to comply with the terms and provisions of this agreement; (c) obtaining knowledge of any lawsuit, tax claim or other dispute filed or threatened in writing against Borrower in an amount greater than $1,000,000.00; (d) obtaining knowledge of any other material dispute between Borrower and any Governmental Authority; and (e) obtaining knowledge of any other Material Adverse Effect known to Borrower as to Borrower or the Real Estate Collateral.

6.05          Maintenance of Assets. Borrower shall maintain and preserve all rights and privileges Borrower now has to the extent necessary to conduct its business; and make any repairs, renewals, or replacements reasonably required to keep the Collateral in good working condition, ordinary wear and tear and condemnation events excepted. Notwithstanding anything herein to the contrary, Borrower may sell or transfer encumbered fixtures or equipment (including those subject to Lender’s Lien) provided that, other than in the case of worn, obsolete or unused fixtures and equipment, fixtures and equipment subject to any such sale or transfers are replaced with fixtures or equipment with equivalent or greater value and such replacement fixtures or equipment are and remain free and clear of all Liens not otherwise permitted by Lender; provided that such replacement fixtures or equipment may be subject to a purchase money security interest in favor of the Person financing the acquisition of such fixtures or equipment.

6.06          Existence and Good Standing. Borrower shall preserve and maintain its existence and good standing in the jurisdiction of its formation, and qualify and remain qualified to conduct its business in each jurisdiction in which such qualification is required.

6.07         Change in Business or Organizational Structure.

(a)          Borrower shall not (1) engage in any material line of business substantially different from those lines of business conducted by Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto, without Lender’s prior consent, such consent not to be unreasonably withheld; (2) form or otherwise acquire any Subsidiary, unless that Subsidiary executes and delivers to Lender a guaranty of all of the Obligations and all other instruments and agreements required by Lender; or (3) merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person or change its name or jurisdiction of organization.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

12

6.08         Contributions, Dividends. Borrower also acknowledges that Borrower’s future financial condition constitutes a significant inducement to Lender to make the Loan, and Borrower agrees that if there is an Event of Default or any event (including the nonpayment of any amount due under the Loan Documents) which, with the giving of notice or the passage of time would be an Event of Default, or if Borrower reasonably expects that it will not be able to make any scheduled payment of principal or interest due under the Loan Documents during the following 12 months then Borrower shall not make or declare (1) any direct or indirect contribution, dividend (whether in cash, stock or any other form) loan or other cash advance, or redeem any interest in Borrower; or (2) any direct or indirect contribution, dividend (cash, stock or other forms), loan or other cash advance to any Subsidiary or Affiliate. For the avoidance of doubt, nothing in the agreement shall prevent or prohibit either Guarantor from making dividend distributions in order to maintain “REIT” status.

6.09         Compliance with Laws. Borrower shall comply in all material respects with all Applicable Laws and pay before delinquency, all taxes, assessments, and governmental charges imposed upon Borrower or its property, except for any such amounts that are being contested in good faith by appropriate proceedings and for which Adequate Reserves have been set aside for the payment thereof.

6.10         Insurance.

(a)            If required by Lender, Borrower shall maintain, or cause to be maintained with respect to the Collateral: (1) commercial general liability insurance covering claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Real Estate Collateral, which shall be issued and maintained on an “occurrence” basis, (2) all risk property damage insurance policies covering tangible property comprising the Collateral for the full insurable value on a replacement cost basis, and (3) such additional insurance as reasonably required by Lender from time to time.

(b)            Borrower shall maintain, or cause to be maintained, workers’ compensation insurance in minimum form and substance as required by Applicable Law from time to time (“Worker’s Compensation Insurance”).

(c)            During the period of any construction or renovation of any improvement to the Real Estate Collateral with a cost to construct of greater than $1,000,000, Borrower shall maintain, or cause to be maintained builder’s risk insurance, for any buildings under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Lender including an occupancy endorsement, and shall also maintain Worker’s Compensation Insurance in accordance with Section 6.10(b).

(d)            All policies of insurance required under the Loan Documents shall be maintained at the sole cost and expense of Borrower, must be issued by companies reasonably approved by Lender, and must be reasonably acceptable to Lender as to an AM Best rating for insurer financial size and strength, amounts, forms, risk coverages, deductibles, expiration dates, and cancellation provisions. In addition, each required policy must contain such endorsements as Lender may require and must provide that all proceeds be payable to Lender to the extent of its interest. All co-insurance provisions must be waived. All coverages under Section 6.10(a) (1) shall name the Lender as an additional insured, and all coverages under Section 6.10(a) (2) shall contain a standard Mortgagee Clause and Lender Loss Payee Clause, as appropriate, with respect to the Collateral. If any insurance described above is required, self-insurance with respect to such coverages is prohibited. Lender confirms that the policies of insurance maintained by Borrower as of the Closing Date are acceptable to Lender and satisfy the requirements of this Section 6.10(d).

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

13

(e)            Upon Lender’s request, Borrower shall deliver, in form and substance reasonably acceptable to Lender, evidence of insurance required hereunder. Borrower shall exercise commercially reasonable efforts to cause each policy to provide that it shall not be cancelled or modified without 30 days prior written notice to Lender. At least 30 days prior to the expiration of any policy required hereunder, Borrower shall furnish Lender appropriate proof of issuance of a policy continuing in force the insurance covered by the policy so expiring.

(f)            If and whenever Lender reasonably believes that any required insurance is not in effect, Lender may (but will not be obligated to) procure that insurance at Borrower’s expense. Borrower shall reimburse Lender, on demand, for all premiums on that insurance actually paid by Lender.

6.11            Arms’ Length Dealing with respect to the Collateral. Borrower shall not enter into any transaction of any kind with respect to the Collateral with any Subsidiary or Affiliate, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Borrower as would be obtainable by Borrower at the time in a comparable arm’s length transaction with a Person other than a Subsidiary or Affiliate.

6.12            Business Loan. Borrower shall use the proceeds of the Loan for agricultural, commercial, or business purposes, and shall not use the Loan: (1) for personal, family or household purposes; or (2) to purchase or carry “margin stock” (as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System) or to invest in other Persons for the purpose of carrying any such “margin stock” or to reduce or retire any indebtedness incurred for that purpose.

6.13            ERISA. Borrower will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets.”

6.14            Payment of Lender Fees and Expenses. Borrower shall upon demand, pay to Lender or, at Lender’s option, shall reimburse Lender, for all reasonable and actual reasonably documented out of pocket fees and expenses, including Professional Fees, incurred by Lender in connection with the Loan (whether incurred prior to, on, or after the Closing Date), including all Closing Expenses and all reasonable and actual out of pocket fees and expenses incurred in connection with (1) the preparation, negotiation, execution and administration of any consents, amendments, waivers or other modifications to the Loan Documents and any other documents or matters requested by Borrower; (2) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this agreement, the other Loan Documents, or the Collateral; (3) conducting any inspections permitted under the Loan Documents; (4) enforcing any obligations of or collecting any payments due from Borrower under this agreement, the other Loan Documents or with respect to the Collateral; (5) any refinancing or restructuring of the credit arrangements provided under this agreement; and (6) any Insolvency Proceeding involving a claim under the Loan Documents (individually and collectively, “Lender Expenses”).

6.15            Further Assurances. Borrower shall promptly execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments reasonably requested by Lender to (1) further evidence and more fully describe the Collateral; (2) correct any defects in the execution of the Loan Documents or omissions or errors in the Loan Documents; (3) perfect, protect or preserve any Liens created under any of the Loan Documents; (4) make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith; (5) confirm the amount due on the Loan, the terms of repayment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request; and (6) otherwise carry out the intent of the Loan Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other document(s) which is not of public record and, in the case of any mutilation, upon surrender and cancellation of the Note or other document(s), Borrower shall promptly issue, in lieu thereof, a replacement note or other document(s) of like tenor.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

14

6.16            Options or Rights of First Refusal to Lease or Purchase. Except as otherwise agreed by Lender in writing (including in any other Loan Document and notwithstanding the last sentence of Section 9.02), Borrower shall not enter into any agreement amending or modifying any option or right of first refusal to lease or purchase the Mortgage Land in favor of third parties, unless such agreement has been previously approved by Lender in writing.

Article 7 - EVENTS OF DEFAULT AND REMEDIES

7.01            Events of Default. The following each will be an event of default under this agreement (an “Event of Default”):

(1)	any payment required under the Loan Documents is not made within five days after the date when due;

(2)	the Financial Information or any representation in the Loan Documents is materially incorrect or misleading, and Borrower does not within 15 days after notice from Lender to Borrower, cause a change in any fact or circumstance as required to make such representation materially correct;

(3)	if the Loan to Value Covenant is breached, and Borrower does not thereafter comply with the requirements of Section 6.01(c), 6.01(d), or 6.01(e) (Loan to Value);

(4)	Borrower does not: (A) pay (or cause payment of) all taxes assessed on the Collateral prior to the date when delinquent, except for any such amounts that are being contested in good faith by appropriate proceedings and for which Adequate Reserves have been set aside for the payment thereof; (B) maintain (or cause to be maintained) all policies of insurance required under the Loan Documents and pay (or cause payment of) all premiums for that insurance on or prior to the date when due; and (C) maintain the Collateral (or cause the Collateral to be maintained) in good condition and repair, ordinary wear and tear excepted, all in accordance with the terms and conditions of the Loan Documents;

(5)	the filing of any federal tax lien against Borrower, any member or general partner, as applicable, of Borrower, or against the Collateral and same is not discharged of record within 30 days after the date filed;

(6)	any Change in Control; or if FP OP pledges or grants a security interest in its membership or any other interest in any Borrower to any Person;

(7)	an Insolvency Proceeding is initiated by Borrower; or any Insolvency Proceeding initiated against Borrower by another Person is not dismissed within 60 days after filing;

(8)	Borrower or any Subsidiary of Borrower is or becomes subject to a Judgment or Judgments for the payment of money in an aggregate amount (as to all such Judgments or orders) exceeding $1,000,000.00, which are not covered by independent third-party insurance as to which the insurer does not dispute coverage and (A) enforcement proceedings are commenced by any creditor upon any such Judgment, or (B) there is a period of sixty consecutive days during which a stay of enforcement of any such Judgment, by reason of a pending appeal or otherwise, is not in effect;

(9)	any “Event of Default” as that term is defined in the Loan Documents other than this agreement;

(10)	any failure to pay when due (after giving effect to any applicable cure or grace period) a total of more than $5,000,000 in the aggregate owed by Borrower, FP OP or FP Inc to Lender or any other institutional lender in connection with real estate or corporate debt;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

15

(11)	for more than ten days after notice from Lender, Borrower is in default under any term, covenant or condition of this agreement not previously described in this Section 7.01 which can be cured by the payment of a sum of money; and

(12)	for 30 days after notice from Lender, Borrower is in default under any term, covenant or condition of this agreement not previously described in this Section 7.01; provided that if : (A) it is reasonably certain that the default cannot be cured by Borrower within that 30 day period; and (B) Borrower has commenced curing that default within that 30 day period and thereafter diligently and expeditiously proceeds to cure that default, then that 30 day period will be extended for so long as reasonably required by Borrower in the exercise of due diligence to cure that default, up to a maximum of 90 days after the notice to Borrower of the Event of Default.

7.02            Leases. Notwithstanding any provision to the contrary in the Security Instrument or other Loan Documents, Borrower may enter into tenant leases of the Mortgaged Land to unrelated third parties providing for rental and other terms and conditions reasonably determined by Borrower to be consistent with the then current market for such property; provided that all such leases shall be subordinate to the lien and security interest In such Mortgaged Land created by the Security Instrument. For the avoidance of doubt such leases will be deemed to not be a “Prohibited Transfer”.

7.03            Remedies. Upon the occurrence of and during the continuance of an Event of Default, Lender may: (1) without notice to Borrower, decline Loan Disbursement Requests; (2) declare all Obligations due and payable, without presentment, notice of intent to accelerate, notice of acceleration, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; and (3) exercise all other rights and remedies afforded to Lender under the Loan Documents or Applicable Law or in equity; except that upon an actual or deemed entry of an order for relief with respect to Borrower or any of its Subsidiaries in any Insolvency Proceeding, all Obligations will automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are expressly waived by Borrower. All remedies shall be cumulative to the fullest extent permitted by law.

Article 8- NOTICES

All requests, notices, approvals, consents, and other communications between the Parties (individually and collectively, “Notices”) under the terms and conditions of the Loan Documents must be in writing and mailed or delivered to the address specified in that Loan Document, or to the address designated by any Party in a notice to the other Parties; and in the case of any other Person, to the address designated by that Person in a notice to Borrower and Lender. All Notices will be deemed to be given or made upon the earlier to occur of: (1) actual receipt by the intended recipient; or (2) (A) if delivered by hand or by courier, upon delivery; or (B) if delivered by mail, four Business Days after deposit in the U.S. mail, properly addressed, postage prepaid; except that notices and other communications to Lender will not be effective until actually received by Lender. Borrower requests that Lender accept, and Lender may, at its option, accept and is entitled to rely and act upon any Notices purportedly given by or on behalf of Borrower, even if not made in a manner specified herein (including Notices made verbally, by telephone, telefacsimile, email, or other electronic means of communication), were incomplete or were not preceded or followed by any other form of Notice specified herein, or the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic Notices to and other telephonic communications with Lender may be recorded by Lender, and each Party consents to such recording.

Article 9 – MISCELLANEOUS

9.01            Optically Imaged Reproductions. Lender may make an optically imaged reproduction of any or all Loan Documents and, at its election, destroy the original or originals. Borrower consents to the destruction of the original or originals and agrees that a copy of the optically imaged reproduction of any Loan Document will be the equivalent of and for all purposes constitute an “original” document. For purposes of this section, “for all purposes” includes use of the optically imaged reproduction: (1) to prove the content of the original document at trial, mediation, arbitration or administrative hearing; (2) for any business purpose; (3) for internal or external audits and/or examination by or on behalf of Governmental Authorities; (4) in canceling or transferring any document; and (e) in conjunction with any other transaction evidenced by the original document.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

16

9.02            Entire Agreement. This agreement and the other Loan Documents, individually and collectively: (1) represent the sum of the understandings and agreements between Lender and Borrower concerning this credit; (2) replace any prior oral or written agreements between Lender and Borrower concerning this credit; and (3) are intended by Lender and Borrower as the final, complete and exclusive statement of the terms agreed to by them. In the event of any conflict between this agreement and any other agreements required by this agreement, this agreement will prevail.

9.03            Joint and Several Obligations. Each Person defined as Borrower: (1) expressly acknowledges that it has benefited and will benefit, directly and indirectly, from the Loan and acknowledges and undertakes, together with the other Borrowers, joint and several liability for the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations; (2) acknowledges that this agreement is the independent and several obligation of each Borrower and may be enforced against each Borrower separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Borrower; and (3) agrees that its liability hereunder and under any other Loan Document is absolute, unconditional, continuing and irrevocable. BORROWER EXPRESSLY WAIVES ANY REQUIREMENT THAT LENDER EXHAUST ANY RIGHT, POWER OR REMEDY AND PROCEED AGAINST THE OTHER BORROWERS UNDER THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENTS, OR AGAINST ANY OTHER PERSON UNDER ANY GUARANTY OF, OR SECURITY FOR, ANY OF THE OBLIGATIONS.

9.04            Successive Actions. To the extent permitted by Applicable Law, separate and successive actions may be brought hereunder to enforce any of the provisions of this agreement and the other Loan Documents. No action hereunder shall prevent a subsequent action, and Borrower hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

9.05            Waiver of Right of Contribution. Each Person defined as Borrower agrees that it will have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Person comprising the Borrower under this agreement unless and until all Obligations have been paid, satisfied, and performed, in full. Each such Person further agrees that, to the extent that the waiver of its rights of subrogation and contribution in this agreement is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation or contribution that Person may have will be junior and subordinate to the rights of Lender against Borrower under this agreement.

9.06            Authority to Bind Borrower. Any Person defined as Borrower is authorized to bind all parties comprising Borrower. Without limitation of the foregoing, Lender may require any request, authorization, or other action by or on behalf of Borrower be by Luca Fabbri, President, or James Gilligan, Chief Financial Officer, or one or more other individuals designated in writing by the parties comprising Borrower (a “Designated Person”). Lender may, at any time and without notice, waive any prior requirement that requests, authorizations, or other actions be taken only by a Designated Person.

9.07            Binding Effect; Successors and Assigns. The Loan Documents will inure to the benefit of and be binding upon the parties and their respective successors and assigns.

9.08            Assignment; Participations. Borrower shall not assign its rights or obligations hereunder without Lender’s consent. Lender may assign all or any portion of its interest in the Loan or under the Loan Documents, or grant participations therein, to any Person (each, a “Loan Transferee”). Lender may disclose to any actual or potential Loan Transferee any information that Borrower has delivered to Lender in connection with the Loan Documents; and Borrower shall cooperate fully with Lender in providing that information. Without limitation, Borrower shall within ten days after request from Lender, deliver to any Loan Transferee an estoppel certificate in form reasonably requested by Lender, and current or updated Financial Information and information concerning the Collateral.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

17

9.09         Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of that Loan Document or affecting the validity or enforceability of that provision in any other jurisdiction; except that if such provision relates to the payment of any monetary sum, then Lender may, at its option, declare all Obligations immediately due and payable.

9.10         Amendments in Writing. The Loan Documents may not be amended, changed, modified, altered or terminated without the prior written consent of all parties to the respective Loan Document.

9.11         Governing Law. EXCEPT AS EXPRESSLY STATED THEREIN, THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (THE “GOVERNING LAW STATE”) WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. NOTWITHSTANDING THE FOREGOING, THE PERFECTION, PRIORITY AND PROCEDURES FOR ENFORCEMENT OF LIENS ON REAL PROPERTY COLLATERAL FOR THE OBLIGATIONS WILL BE GOVERNED BY THE APPLICABLE LAWS OF THE STATE WHERE THAT REAL PROPERTY IS LOCATED. THE PARTIES UNDERSTAND THAT THE LAWS OF THE GOVERNING LAW STATE MAY OR MAY NOT DIFFER FROM THE JURISDICTION WHERE THEY RESIDE OR OTHERWISE ARE LOCATED AND WHERE THE COLLATERAL IS LOCATED. THE PARTIES UNDERSTAND, AGREE AND ACKNOWLEDGE THAT (1) NEGOTIATION, AGREEMENT AND PERFORMANCE OF THE LOAN DOCUMENTS AND THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS HAVE SIGNIFICANT AND SUBSTANTIAL CONTACTS WITH THE GOVERNING LAW STATE, (2) IT IS CONVENIENT TO BOTH PARTIES TO SELECT THE LAW OF THE GOVERNING LAW STATE TO GOVERN THE LOAN DOCUMENTS AND THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS, (3) THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS BEAR A REASONABLE CONNECTION TO THE LAWS OF THE GOVERNING LAW STATE, (4) THE CHOICE OF THE INTERNAL LAWS OF THE GOVERNING LAW STATE WAS MADE FOR GOOD AND VALID REASONS, AND (5) SUCH CHOICE CONSTITUTES GOOD AND VALUABLE CONSIDERATION FOR LENDER TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT AND LENDER HAS ENTERED INTO SUCH TRANSACTION IN RELIANCE ON SUCH CHOICE.

9.12         CONSENT TO JURISDICTION.

(a)            BORROWER IRREVOCABLY AGREES THAT, AT THE OPTION OF LENDER, ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH  THIS AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY OR ADVISABLE IN CONNECTION WITH AN EXERCISE OF REMEDIES BY SUCH PERSON UNDER THE LOAN DOCUMENTS.

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(b)            BORROWER HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN Article 8. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST BORROWER IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

9.13            Counterpart Execution. The Loan Documents may be executed in counterparts, each of which will be an original and all of which together are deemed one and the same instrument.

9.14            Necessary Action. Lender is authorized to execute for itself (but not for Borrower) any other documents or take any other actions necessary to effectuate the Loan Documents and the consummation of the transactions contemplated therein.

9.15            Credit Report. Lender is authorized to order a credit report and verify all other credit information, including past and present loans and standard references from time to time to evaluate the creditworthiness of Borrower. Without limitation, a copy of the consent for release of information, general authorization or similar document on file with Lender will authorize third Persons to provide the information requested from time to time.

9.16            No Construction Against Drafter. Each Party has participated in negotiating and drafting this agreement, so if an ambiguity or a question of intent or interpretation arises, this agreement is to be construed as if the parties had drafted it jointly, as opposed to being construed against a Party because it was responsible for drafting one or more provisions of this agreement.

9.17            GENERAL INDEMNIFICATION. BORROWER SHALL DEFEND, INDEMNIFY AND HOLD LENDER PARTIES HARMLESS AGAINST ANY AND ALL LOSSES OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE LENDER PARTIES: (1) AS A RESULT OF ITS ACTS OR OMISSIONS WHICH RESULT FROM COMMUNICATIONS GIVEN OR PURPORTED TO BE GIVEN, BY BORROWER OR ANY DESIGNATED PERSON, WHICH ARE INTERRUPTED, WHICH ARE MISUNDERSTOOD, OR WHICH ARE IN FACT FROM UNAUTHORIZED PERSONS; (2) ARISING OUT OF OR RESULTING FROM THE VIOLATION BY BORROWER OF ANY ENVIRONMENTAL LAW; (3) RESULTING FROM THE RELIANCE BY LENDER ON EACH NOTICE PURPORTEDLY GIVEN BY OR ON BEHALF OF BORROWER; AND (4) ARISING OUT OF CLAIMS ASSERTED AGAINST THE LENDER PARTIES AS A RESULT OF LENDER BEING PARTY TO THIS AGREEMENT OR THE TRANSACTIONS CONSUMMATED PURSUANT TO THIS AGREEMENT; EXCEPT THAT BORROWER SHALL HAVE NO OBLIGATION TO AN INDEMNIFIED PERSON UNDER THIS SECTION (INCLUDING ANY LENDER PARTY) WITH RESPECT TO LOSSES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT ANY INDEMNITY UNDER THE LOAN DOCUMENTS IN FAVOR OF LENDER PARTIES IS UNENFORCEABLE FOR ANY REASON, BORROWER SHALL MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION THEREOF WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL INDEMNITIES UNDER THE LOAN DOCUMENTS IN FAVOR OF INDEMNIFIED PARTIES SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

9.18            WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED UNDER THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION  9.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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9.19            Office of Foreign Assets Control; Patriot Act. Without limiting the provisions of any other provision hereof above, the Borrower shall, and the Borrower shall cause each of its Subsidiaries to: (1) ensure that no Person who owns a controlling interest in or otherwise controls such Person is listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders; (2) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto; and (3) comply with all applicable Bank Secrecy Act laws and regulations, as amended. As required by federal law and Lender’s policies and practices, Lender may need to obtain, verify and record certain Borrower identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services.

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[SIGNATURE PAGE TO LOAN AGREEMENT]

The parties have executed this agreement effective as of the day and year first written above.

BORROWER

Address for notices (all Borrowers):	FPI ILLINOIS I LLC, a Delaware limited liability company
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237 Attention: Chief Financial Officer	By:	FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as Member

		By:	FARMLAND PARTNERS OP GP, LLC, a Delaware limited liability company, as General Partner

			By:	FARMLAND PARTNERS INC., a Maryland corporation, as Member

				By:	/s/ Luca Fabbri
LUCA FABBRI
President

PH FARMS LLC, an Illinois limited liability company

By:	FARMLAND PARTNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as Member

	By:	FARMLAND PARTNERS OP GP, LLC, a Delaware limited liability company, as General Partner

		By:	FARMLAND PARTNERS INC., a Maryland corporation, as Member

			By:	/s/ Luca Fabbri
LUCA FABBRI
President

[SIGNATURE PAGE TO LOAN AGREEMENT]

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LENDER

Address for notices:	BRIGHTHOUSE LIFE INSURANCE COMPANY, a Delaware corporation

c/o MetLife Investment Management, LLC BRIGHTHOUSE LIFE INSURANCE COMPANY	By:	METLIFE INVESTMENT MANAGEMENT, LLC, in its capacity as investment manager
10801 Mastin Blvd., Ste 700
Overland Park, KS 66210	By:	/s/ J. Matthew Landreth (SEAL)
Attn: LMG Director		Name:	J. Matthew Landreth
Authorized Signatory and Director

with a copy to:

BRIGHTHOUSE LIFE INSURANCE COMPANY
c/o MetLife Investment Management, LLC
10801 Mastin Blvd., Ste 700
Overland Park, KS 66210
Attn: Director, CRO

with an additional copy to:

BRIGHTHOUSE LIFE INSURANCE COMPANY
c/o MetLife Investment Management, LLC
10801 Mastin Blvd, Ste. 700
Overland Park, KS 66210
Attn: Law Department

[SIGNATURE PAGE TO LOAN AGREEMENT]

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APPENDIX A

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APPENDIX A

to Loan Agreement

DEFINED TERMS AND RULES OF INTERPRETATION

1.            Defined Terms.

“Additional Mortgaged Land” has the meaning specified in Section 3.03(d)(3) of the Loan Agreement.

“Additional Mortgaged Land Leases” has the meaning specified in Section 3.03(d)(6) of the Loan Agreement.

“Additional Mortgaged Land Notice” has the meaning specified in Section 6.01(c) of the Loan Agreement.

“Additional Mortgaged Land Security Instruments” has the meaning specified in Section 3.03(d)(9) of the Loan Agreement.

“Adequate Reserves” means reserves based on good faith estimates approved by Lender which have been set aside for the payment of the applicable purportedly due and owing obligations, thereof, and which, at the option of Lender, are deposited in an account established by Borrower at a bank or other financial institution acceptable to Lender, subject to an account control agreement acceptable to Lender.

“Adjust” means to increase or decrease; “Adjusted” means increased or decreased; and “Adjustment” means an increase or a decrease.

“Adjusted Floating Rate” has the meaning specified in Section 2.02(b) of the Loan Agreement.

“Affiliate” of a Person other than an individual means another Person that directly, or indirectly through one or more intermediaries, controls or is Controlled by or is under common Control with the Person specified.

“Applicable Index” has the meaning specified in Section 2.02(c) of the Loan Agreement.

“Applicable Law” means at any time, all then existing laws, orders, ordinances, rules and regulations of or by a Governmental Authority; except that in determining the Maximum Rate, Applicable Law means those laws, orders, ordinances, rules and regulations in effect as of the date hereof or if there is a change in Applicable Law which (a) permits Lender to charge interest on amounts which Lender would not otherwise be permitted to charge interest, or (b) increases the permissible rate of interest, then the new Applicable Law as of its effective date.

“Authorized Representative” means, (a) for any Person that is an individual, that individual, and (b) for any other Person, including Borrower, an authorized Executive Officer, member, manager, trustee, general partner or agent of such Person whose responsibilities with such Person requires that he/she has knowledge relating to the subject matter of the applicable representation, certification or affidavit.

“Average Balance” has the meaning specified in Section 2.06 of the Loan Agreement.

“Borrower” means the Persons specified in the preamble to the Loan Agreement, and any and all successors and assigns of their interests under the Loan Agreement.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the Applicable Laws of the State of Kansas, or are in fact closed in the State of Kansas.

“Change in Control” means (1) the transfer of greater than 25% of the membership interests in FP OP or Borrower; (2) the acquisition of greater than 25% of the shares of FPI by any Person owning less than such percentage of shares of FPI as of the Closing Date.

“Closing” means the closing of the transaction contemplated by this agreement in accordance with the Escrow Instructions.

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“Closing Date” means the date of the Closing.

“Closing Expenses” means Lender’s out of pocket fees and expenses, including Professional Fees, incurred in connection with the underwriting of the Loan or the Closing.

“Collateral” means the real and personal property encumbered by the Liens created under the Collateral Documents.

“Collateral Change” has the meaning specified in Section 3.03(b) of the Loan Agreement.

“Collateral Documents” has the meaning specified in Section 3.01 of the Loan Agreement.

“Collateral Substitution” has the meaning specified in Section 3.03(b) of the Loan Agreement.

“Conforming Appraisal” means an appraisal of market value (i) performed by an appraiser from Lender’s approved list of appraisers or otherwise approved by Lender, (ii) complying with then current regulatory requirements applicable to Lender, (iii) conforming with Lender’s appraisal requirements for real and personal property substantially similar to the appraised property; and (iv) otherwise acceptable to Lender, in its reasonable discretion.

“Contract Rate” means at any time, the Initial Floating Rate or Adjusted Floating Rate, as applicable, at which the Loan is then accruing.

“Control” of a Person other than an individual means the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Costs” shall mean all liabilities, losses, costs, damages (including consequential damages), reasonable expenses, claims, and Professional Fees of any kind or of any nature whatsoever. For the purposes of this definition, such losses, costs and damages shall include, without limitation, remedial, removal, response, abatement, cleanup, legal, investigative and monitoring costs and related costs, expenses, losses, damages, penalties, fines, obligations, defenses, judgments, suits, proceedings and disbursements.

“Default Rate” has the meaning specified in Section 2.07 of the Loan Agreement.

“Designated Person” has the meaning specified in Section 9.06 of the Loan Agreement.

“Drafting Conventions” means the rules on interpretation specified in Section 2 of this Appendix A.

“Edgar Security Instrument” has the meaning specified in Section 3.01 of the Loan Agreement.

“Environmental Indemnity Agreement” means the Unsecured Environmental Indemnity Agreement among Borrower, Guarantor and Lender dated as of the date of this agreement, and all modifications, amendments, renewals and replacements thereof.

“Environmental Law” means all requirements of environmental or ecological laws or regulations or controls related to the Mortgaged Land, including all requirements imposed by any law, rule, order, or regulations of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, or any private agreement (such as covenants, conditions and restrictions), which relate to (a) noise; (b) pollution or protection of the air, surface water, ground water, drinking water, soil or soil vapor; (c) solid, gaseous, or liquid waste generation, handling, collection, treatment, management, storage, disposal, or transportation; (d) exposure to Hazardous Materials; (e) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials; (f) injection, withdrawal, generation, handling, collection, treatment, management, storage, disposal, or transportation of process water, flowback water or fluids, produced water, wastewater, groundwater, drinking water, surface water or stormwater; or (g) the exploration, mining, extraction, or processing of coal, oil, gas, or other minerals.

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“Escrow Agent” means Attorneys’ Title Guaranty Fund or another person appointed by Lender for purposes of the escrow closing of the Loan.

“Escrow Instructions” means Lender’s written instructions to the Escrow Agent regarding the conditions precedent to the Closing.

“Event of Default” has the meaning specified in Section 7.01 of the Loan Agreement.

“Executive Officer” means, as to any Person, the president, chief executive or operating officer, vice president or secretary of such Person.

“Farms” means the Persons specified in the preamble to the Loan Agreement, and any and all successors and assigns of their interests under the Loan Agreement.

“Floating Rate Adjustment” has the meaning specified in Section 2.02(b) of the Loan Agreement.

“Floating Rate Adjustment Date” has the meaning specified in Section 2.02(b) of the Loan Agreement.

“Floating Rate Floor” has the meaning specified in Section 2.02(c) of the Loan Agreement.

“Floating Rate Spread” has the meaning specified in Section 2.02(c) of the Loan Agreement.

“Floating Rate Spread Adjustment Date“ has the meaning specified in Section 2.02(c) of the Loan Agreement.

“FP Inc.” has the meaning specified in Article 4 of the Loan Agreement.

“FP OP” has the meaning specified in Article 4 of the Loan Agreement.

“Funding Date” means the date all or any portion of the proceeds of the Loan were delivered to the Escrow Agent, without regard to when the Borrower actually receives the proceeds..

“GAAP” has the meaning specified in Section 6.02 of the Loan Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” has the meaning specified in Article 4 of the Loan Agreement.

“Guaranty” has the meaning specified in Article 4 of the Loan Agreement.

“Hazardous Materials” means:

(a)            those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” or “solid waste” in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.) (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499 100 Stat. 1613) (“SARA”), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.) (“RCRA”), and the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., and those substances included in the definitions of “hazardous air pollutant” under the federal Clean Air Act (42 U.S.C. Section 701, et seq.), or “extremely hazardous substance” or “toxic chemical’ under the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 7401, et seq.), or “extremely hazardous substance” or “toxic chemical” under the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 1101, et seq.), and in the regulations promulgated pursuant to said laws, all as amended;

(b)            those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

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APPENDIX A

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(c)            any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. § 1317); (v) designated as “pollutant” pursuant to Section 502(6) of the Clean Water Act (33 U.S.C. § 1362(6); (vi) flammable explosives; or (vii) radioactive materials; and

(d)            such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations, including mold, radon, radionuclides, heavy metals or other potentially naturally-occurring minerals or substances.

“Illinois” means the Persons specified in the preamble to the Loan Agreement, and any and all successors and assigns of their interests under the Loan Agreement.

“Indemnified Persons” means Lender, Lender’s Subsidiaries and Affiliates, and all officers, directors, agents, employees, servants, attorneys, and representatives of Lender or any Subsidiary or Affiliate of Lender.

“Initial Floating Rate” has the meaning specified in Section 2.02(a) of the Loan Agreement.

“Insolvency Proceeding” means the insolvency of a Person, the appointment of a receiver of any part of Person’s property, an assignment by a Person for the benefit of creditors, or the commencement of any proceeding under the Federal Bankruptcy Code or any other bankruptcy or insolvency law, by or against a Person.

“Judgment” means a judgment, order, writ, injunction, decree, or rule of any court, arbitrator, or Governmental Authority.

“Legal Fees” means any and all reasonably documented counsel, attorney, paralegal and law clerk fees and disbursements including, but not limited to fees and disbursements at the pre-trial, trial, appellate, bankruptcy proceeding, discretionary review, or any other level.

“Lender” means the Person specified in the preamble to the Loan Agreement, and any and all successors and assigns of its interests under the Loan Agreement.

“Lender Expenses” has the meaning specified in Section 6.14 of the Loan Agreement.

“Lender Parties” means Lender, Lender’s Subsidiaries and Affiliates, and all officers, directors, agents, employees, servants, attorneys, and representatives of Lender or any Subsidiary or Affiliate of Lender.

“Lender’s Title Policy” means, individually and collectively, the lender’s policies of title insurance with respect to the lien of the Security Instrument, including any Additional Lender’s Title Policy issued pursuant to Section 3.03(d)(13) of the Loan Agreement.

“Lien” means any mortgage, deed of trust, deed to secure debt, pledge, assignment, deposit arrangement, privilege, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Litigation Matters” has the meaning specified in Section 6.03(2) of the Loan Agreement.

“Loan” has the meaning specified in Section 2.01(a) of the Loan Agreement.

“Loan Agreement” means the Loan Agreement dated as of October ___, 2022 between Borrower and Lender, and all modifications, amendments, renewals and replacements thereof.

“Loan Availability Period” has the meaning specified in Section 2.01(a) of the Loan Agreement.

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“Loan Commitment” has the meaning specified in Section 2.01(b), as the same may be reduced from time to time pursuant to the terms and conditions of this agreement.

“Loan Disbursement” has the meaning specified in Section 2.01(d) of the Loan Agreement.

“Loan Disbursement Request” has the meaning specified in Section 2.01(f) of the Loan Agreement.

“Loan Documents” means this agreement, the Note, the Collateral Documents, the Guaranty, and all other agreements and instruments required by Lender for purposes of evidencing or securing the Loan, and all modifications, amendments, renewals and replacements thereof, provided, however, that the Loan Documents do not include the Unsecured Environmental Indemnity Agreement between Borrower, Guarantor and Lender dated as of the date of this agreement.

“Loan to Value Covenant” has the meaning specified in Section 6.01(a) of the Loan Agreement.

“Loan to Value Ratio” means, as of any date of determination, the ratio of (a) the sum of the aggregate unpaid principal balance of the Loan to (b) the Mortgaged Land Market Value.

“Loan Transferee” has he meaning specified in Section 9.08 of the Loan Agreement.

“Losses” means all claims, suits, liabilities (including, strict liabilities), actions, proceedings, obligations, debts, damages (including foreseeable and unforeseeable consequential damages), losses, costs, expenses (including Professional Fees), fines, penalties, charges, fees, Judgments, awards, amounts paid in settlement of whatever kind or nature.

“Market Value” means with respect to any land the market value of such land and any Improvements and Equipment (defined in the Security Instrument) on which Lender holds a first mortgage lien and security interest, with such value (a) established by a Conforming Appraisal, or (b) determined by Lender using a methodology that (i) is considered by Lender to be reasonable and appropriate under the circumstances, and (ii) takes into account current market conditions and a reasonable exposure period, all as determined by Lender it its sole discretion.

“Material Adverse Effect” means any set of circumstances or events which: (a) in the case of a Person, (i) has or could reasonably be expected to have any material adverse effect as to the validity or enforceability of any Loan Document or any material term or condition therein against the applicable Person; (ii) is or could reasonably be expected to be material and adverse to the financial condition, business assets, or operations of the applicable Person; or (iii) materially impairs or could reasonably be expected to materially impair the ability of the applicable Person to perform the Obligations; or (b) in the case of real or personal property, materially impairs or could reasonably be expected to materially impair the market value of that property or the ability of Borrower or the grantor or trustor under any Collateral Document to continue their present use of that property and any other uses expressly described in the Loan Documents.

“Maturity Date” shall have the meaning specified in Section 2.03(b) of the Loan Agreement.

“Maximum Rate” means that rate per annum which, under Applicable Law, may be charged without subjecting Lender to civil or criminal liability, or limiting Lender’s rights under the Loan Documents as a result of charging, reserving, taking or receiving a rate of interest in excess of the maximum interest rate which Borrower is permitted to contract or agree to pay; except that the Maximum Rate on any amount upon which Lender is not permitted to charge interest will be zero percent.

“Mercer Security Instrument” has the meaning specified in Section 3.01 of the Loan Agreement.

“Mortgaged Land” has the meaning specified in Section 3.01 of the Loan Agreement.

“Note” has the meaning specified in Section 2.01(d) of the Loan Agreement, and all modifications, amendments, renewals and replacements thereof.

“Notices” has the meaning specified in Article 8 of the Loan Agreement.

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APPENDIX A

to Loan Agreement

“Obligations” means all indebtedness, liabilities and obligations of Borrower to Lender arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several.

“OFAC” has the meaning specified in Section 9.19 of the Loan Agreement.

“Partial Release” has the meaning specified in Section 3.03(a) of the Loan Agreement.

“Party” means a named party to this agreement or another Loan Document, as the context requires.

“Person” means an individual, a corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or other business entity, or a government or any agency or political subdivision thereof.

“Prepaid” means paid by means of a Prepayment.

“Prepay” means to make a Prepayment.

“Prepayment” means a payment of all or a portion of the unpaid principal balance of the Loan prior to the date when due, whether voluntary, by reason of acceleration, or otherwise.

“Professional Fees” means: (a) Legal Fees; and (b) all other reasonably documented fees and disbursements of environmental engineers and other third party consultants or professionals associated with the enforcement of Lender’s rights and remedies under this agreement.

“Prohibited Transfer” means any sale, contract to sell, conveyance, encumbrance, pledge, mortgage, lease, or other event or circumstance constituting a “Prohibited Transfer” as defined in the Security Instrument.

“Prohibited Transfer Rate” has the meaning specified in Section 2.08 of the Loan Agreement.

“Real Estate Collateral” means the Mortgaged Land and all other Collateral which is real property, as opposed to personal property, including any and all improvements located on the Mortgaged Land and all easements or other rights or interests benefiting the Mortgaged Land.

“Reappraisal Notice” has the meaning specified in Section 6.01(c) of the Loan Agreement.

“Regular Payment Date” shall have the meaning specified in Section 2.03(a) of the Loan Agreement.

“Release” means any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling (including the abandonment or discarding of barrels, containers and other closed receptacles) into ambient air, surface water, ground water, soil, or soil vapor.

“Released Mortgaged Land” has the meaning specified in Section 3.03(d)(3) of the Loan Agreement.

“Remaining Mortgaged Land” has the meaning specified in Section 3.03(d)(3) of the Loan Agreement.

“Required Collateral Change Prepayment” has the meaning specified in Section 3.03(d)(15) of the Loan Agreement.

“SEC” has the meaning specified in Section 6.03(2) of the Loan Agreement.

“Security Instrument” means, individually and collectively, the meaning specified in Section 3.01 of the Loan Agreement, and any Additional Mortgaged Land Security Instrument granted to Lender under Section 3.03(d)(9) of the Loan Agreement, and all modifications, amendments, renewals and replacements thereof.

“SOFR Index” has the meaning specified in Section 2.02(c) of the Loan Agreement.

“Subsidiary” of a Person which is anything other than an individual means a business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly by that Person. Unless otherwise specified, all references to a “Subsidiary” or to “Subsidiaries” refer to any Subsidiary or Subsidiaries, if any.

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

APPENDIX A

to Loan Agreement

“Substitute Collateral” has the meaning specified in Section 3.03(b) of the Loan Agreement.

“Successor Index” has the meaning specified in Section 2.11 of the Loan Agreement.

“Supporting Data” has the meaning specified in Section 3.03(d)(1) of the Loan Agreement.

“Title Underwriter” means First American Title Insurance Company.

“UCC” means the Uniform Commercial Code in the Governing Law State.

“Unused Commitment Fee” has the meaning specified in Section 2.06 of the Loan Agreement.

“Unused Commitment Fee Rate” has the meaning specified in Section 2.06 of the Loan Agreement.

“US Government Securities Business Day” has the meaning specified in Section 2.02(c) of the Loan Agreement.

“Workers’ Compensation Insurance” has the meaning specified in Section 6.10(b) of the Loan Agreement.

2.            Drafting Conventions.

(a)            Evidence; Form of Documents. Evidence of the occurrence or non-occurrence of any event, or the existence or non-existence of any circumstance to be delivered to Lender must be in a form satisfactory to Lender; and any report or document to be received by Lender must be in form and content satisfactory to Lender.

(b)            Lender Discretion. Wherever: (i) Lender exercises any right given to it to approve or disapprove; (ii) any arrangement or term is to be satisfactory to Lender; or (iii) any other decision or determination is to be made by Lender, then except as may be otherwise expressly and specifically provided therein, the decision to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, will be in the sole discretion of Lender, without regard for the adequacy of any security for the Obligations;

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

APPENDIX A

to Loan Agreement

(c)            Other. (i) the words “include,” “includes,” and “including” are to be read as if they were followed by the phrase “without limitation”; (ii) unless otherwise expressly stated, terms and provisions applicable to two or more Persons apply on an individual, as well as a collective basis; (iii) headings and captions are provided for convenience only and do not affect the meaning of the text which follows; (iv) references to a parcel or tract of real estate means, without limitation, the land described, and any and all improvements located thereupon and all easements or other rights or interests benefiting that land; (v) references to an agreement or instrument means that agreement or instrument and all schedules, exhibits, and appendices thereto, together with all extensions, renewals, modifications, substitutions and amendments thereof, subject to any restrictions thereon in that agreement or instrument or in the Loan Documents; (vi) references to a Party means that Party, together with any successors and assigns of any of that Party’s rights and obligations under the Loan Documents, subject to restrictions contained in the Loan Documents on the transfer of those rights and obligations; (vii) whenever by the terms of the Loan Documents, Borrower is prohibited from taking an action or permitting the occurrence of some circumstance, Borrower shall not, directly or indirectly take that action or permit that circumstance, or directly or indirectly permit any Subsidiary to take that action or permit that circumstance; (viii) unless specified otherwise, references to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations; (ix) unless otherwise specified, all references to a time of day are references to the time in Overland Park, Kansas; (x) references to “month” or “year” are references to a calendar month or calendar year, respectively; (xi) if any date specified in this agreement as a date for taking action falls on a day that is not a Business Day, then that action may be taken on the next Business Day; (xii) a pronoun used in referring generally to any member of a class of Persons, or Persons and things, applies to each member of that class, whether of the masculine, feminine, or neuter gender; (xiii) references to “articles,” “sections,” “subsections,” “paragraphs;” “exhibits,” and “schedules” reference articles, sections, subsections, paragraphs, exhibits, and schedules, respectively, of this agreement unless otherwise specifically provided; (xiv) the words “hereof,” “herein,” “hereunder,” and “hereby” refer to this agreement as a whole and not to any particular provision of this agreement; (xv) the definitions in this agreement apply equally to both singular and plural forms of the terms defined; (xvi) for purposes of computing periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding;” and the term “upon demand” means “within three Business Days after written demand by Lender”; and (xvii) an “Event of Default which exists”, an “Event of Default which has occurred and is continuing”, “during the continuance of an Event of Default”, an “Event of Default which is continuing” or similar words refers to any Event of Default which has not been waived by Lender in writing or is not then subject to a written agreement by Lender to forebear exercise of its remedies as a result of such Event of Default

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Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

EXHIBIT A

Farmland RLOC 2022
Loan Agreement

FORM OF LOAN DISBURSEMENT REQUEST

Date: ___________, _____

To:	BRIGHTHOUSE LIFE INSURANCE COMPANY, a Delaware corporation
c/o MetLife Investment Management, LLC

Ladies and Gentlemen:

Reference is made to that certain Loan Agreement, dated as of October ___, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement;” the terms defined therein being used herein as therein defined), between FPI ILLINOIS I LLC, a Delaware limited liability company (“Illinois”), and PH FARMS LLC, an Illinois limited liability company (“Farms”, and Illinois and Farms, individually and collectively, “Borrower”) and BRIGHTHOUSE LIFE INSURANCE COMPANY, a Delaware corporation (“Lender”). Each capitalized term used in this request that is defined in the Loan Agreement and not defined in this request will have the meaning specified in the Loan Agreement.

On ______________________________ (a Business Day), the undersigned hereby requests a Loan Disbursement in the amount of $_________________,

by wire transfer to the following account:

BANK:
BANK ADDRESS:
ABA ROUTING NUMBER:
ACCOUNT NUMBER:
ACCOUNT HOLDER:

The undersigned hereby represents warrants to Lender that:

(1)	the representations and warranties in the Loan Documents and the Environmental Indemnity Agreement are true and correct in all material respects, as though made on that date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, they shall be true and correct in all material respects as of such earlier date;

(2)	the Loan Disbursement requested hereunder will not result in a breach of the Loan to Value Covenant;

(3)	no Event of Default has occurred or would result from the requested Loan Disbursement; and

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement

(4)	there has been no adverse change in the financial condition of Borrower or in the condition of the Collateral or any material portion thereof since the effective date of the Loan Agreement that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

[Exceptions to the foregoing are as follows: __________________]

BORROWER

FPI ILLINOIS I LLC, a Delaware limited liability company and PH FARMS LLC, an Illinois limited liability company

By:
Name:
Title:
Designated Person

Farmland Partners Inc.

RLOC 2022

Loan no. 202721
Loan Agreement